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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K



                                 CURRENT REPORT
     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934


       Date of Report (Date of earliest event reported):  January 11, 2005
                                                         ------------------



                              CHENIERE ENERGY, INC.
             (Exact name of registrant as specified in its charter)

          Delaware                  1-16383                95-4352386
(State or other jurisdiction of (Commission File (I.R.S. Employer Identification
 incorporation or organization)     Number)                   No.)

             717 Texas Avenue
                Suite 3100
              Houston, Texas                             77002
 (Address of principal executive offices)              (Zip Code)


       Registrant's telephone number, including area code: (713) 659-1361


Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR
    230.425)
[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR
    240.14a-12)
[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange
    Act (17 CFR 240.14d-2(b))
[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange
    Act (17 CFR 240.13e-4(c))

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Item 8.01.        Other Events.

         On January 11, 2005, Cheniere Energy, Inc. (the "Company") issued a press release announcing that Freeport LNG L.P., in which the Company holds a 30% limited partner interest, has received Federal Energy Regulatory Commission authorization to commence construction of its liquefied natural gas receiving terminal and associated pipeline. The press release is attached as Exhibit 99.1 to this report and is incorporated by reference into this Item 8.01.

Item 9.01.        Financial Statements and Exhibits.

c) Exhibits

   Exhibit
   Number                                     Description
   ------                                     -----------
    99.1          Press Release, dated January 11, 2005 (filed herewith).


                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                           CHENIERE ENERGY, INC.


        Date: January 11, 2005             By:      /s/ Craig K. Townsend
                                                    ---------------------
                                           Name:    Craig K. Townsend
                                           Title:   Vice President and
                                                    Chief Accounting Officer


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EXHIBIT INDEX

Exhibit            Description
-------            -----------
Number
-------
99.1               Press Release, dated January 11, 2005 (filed herewith).